                             MASTER ADMINISTRATOR REPORT

              _________________________________________________________

                                 NAFCO AUTO TRUST - 2

                     For the February 20, 1998 Distribution Date

                     For the period beginning on January 1, 1998
                  and ending on January 31, 1998 (the "Due Period")

             ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is February 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               January 1, 1998 was . . . . . . . . . . . . . . . . . . .    .26485594
                                                                            ---------
          (b)  The Pool Factor with respect to
               January 31, 1998 was. . . . . . . . . . . . . . . . . . .    .24875488
                                                                            ---------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of January 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was . . . . . . . . . . . . . . . .   $9,853,435.49
                                                                        -------------

          (b)  The Seller Certificate Principal
               Balance as of January 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was. . . . . . . . . . . . . . . . . . . . . . .   $1,105,129.14
                                                                        -------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is . . . . . . . . . . . . . . .           1.04%
                                                                                -----

          (b)  The Three Month Delinquency Ratio is . . . . . . . . .           2.24%
                                                                                -----

          (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . . .         *18.56%
                                                                              -------

          (d)  The Three Month Gross Loss Ratio is. . . . . . . . . .         *19.04%
                                                                              -------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*). . . . . . . . . . . . . . . . . . . . . . . . .         *43.89%
                                                                              -------

          (f)  The Required Reserve Percentage is . . . . . . . . . .          10.00%
                                                                               ------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $395,428.26 of claims which are currently in dispute. Such disputed claims represent 28.1% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is . . . . . . . . . . . . . . . . .   $82,397.25
                                                                        ----------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is . . . . . . . . . . . . . . . . .   $   -0-
                                                                        ----------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is. . . . . . . . . . . . . .   $82,397.25
                                                                        ----------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is. . . . . . . . . . . . . . . . . . . . . . . .   $   -0-
                                                                        ----------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is . . . . . . . . . . . . . . . . . . . .   $   -0-
                                                                        ----------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is . . . . . . . .   $   -0-
                                                                        ----------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is. . . . . . . . . .   $18,782.79
                                                                        ----------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is. . . . . . . . . . . . . . . .   $   -0-
                                                                        ----------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . . . . .  $18,782.79
                                                                        ----------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . . . .  $162,802.22
                                                                        -----------

               (ii)   The aggregate amount to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . . . .  $  9,776.52
                                                                        -----------

               (iii)  The aggregate Insurance Deductible
                      deposited by the Seller into the Cash
                      Reserve Account with respect to Auto
                      Loans acquired . . . . . . . . . . . . . . . . .  $   -0-
                                                                        -----------

               (iv)   The Insurance Reserve Amount as of the end
                      of the Due Period is . . . . . . . . . . . . . .  $153,025.70
                                                                        -----------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . . . .  $  985,343.55
                                                                        -------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is . . . . . . . . .  $1,046,734.76
                                                                        -------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . . . .  $  (61,391.21)
                                                                        --------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . . . .  $  985,343.55
                                                                        -------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . . . .  $1,138,369.25
                                                                        -------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . . . .  $1,042.302.55
                                                                        -------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . . . .  $   82,359.69
                                                                        -------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . . . . .  $   11,502.75
                                                                        -------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . . . . .  $1,136,164.99
                                                                        -------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . . . . .  $    -0-
                                                                        -------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . . . . .  $1,136,164.99
                                                                        -------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . . . .  $   82,397.25
                                                                        -------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . . . .  $    -0-
                                                                        -------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . . . .  $   18,782.79
                                                                        -------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . . . . .  $   57,478.37
                                                                        -------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . . . . .  $  599,007.81
                                                                        -------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . . . . .  $  656,486.18
                                                                        -------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . . . . .  $    6,446.59
                                                                        -------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . . . .  $   76,859.40
                                                                        -------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . . . .  $  (61,391.21)
                                                                        -------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . . . .  $   86,820.38
                                                                        -------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . . . .  $  269,763.61
                                                                        -------------

          (l)  The total amount of the distribution to be made
               to the Seller Certificateholders [g+h+k] is . . . . . .  $  353,069.60
                                                                        -------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of January 31, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . . . . .  $9,254,427.68
                                                                        -------------

          (b)  The Seller Certificate Principal
               Balance as of January 31, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . . . . .  $1,028,269.74
                                                                        -------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of February 1998.


                              NYLIFE SFD Holding INC.
                                as Master Administrator



                              By:  /s/ Scott Drath
                                 -----------------------------
                                 Name:   Scott Drath
                                 Title:  Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED February 18, 1998


                     EVENT OF MASTER ADMINISTRATOR TERMINATION

                                        None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                               DATED February 18, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:


     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of January 31, 1998 [the close of business on the last day of the Due Period]

               Number of Days           Number of                 Aggregate Principal
                 Delinquent             Auto Loans               Balance of Auto Loans
               --------------           ----------               ---------------------
               current (0-29)              1,160                         $  8,052,378
                    30 - 59                  146                            1,059,672
                    60 - 89                   45                              345,463
                    90 - 120                  38                              269,880
                    over 120                 623                            3,582,348
                                         -------                         ------------
               Totals:                     2,012                         $ 13,309,741
                                         -------
                                         -------

           Aggregate Principal Balance of Defaulted
           Auto Loans at January 31, 1998                                  (3,027,044)
                                                                        -------------

           Aggregate Principal Balance allocable
           to Certificateholders                                         $ 10,282,697
                                                                        -------------
                                                                        -------------


     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . .    $  681,398.30
                                                                        -------------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . .    $  346,667.04
                                                                        -------------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . . .    $1,028,065.34
                                                                        -------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                    20                  $179,022.18

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
               The Certificate Rate is 7%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is. . . . . . . . . .    $ 1.544993
                                                                        ----------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . . .    $16.101062
                                                                        ----------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . . .    $17.646055
                                                                        ----------

                                      ANNEX C
                                         TO
                            MASTER ADMINISTRATOR REPORT
                              DATED February 18, 1998

          Calculation of Required Cash Reserve Amount as of the February 20, 1998 Distribution Date.

          (i)    The Investor Certificate Principal Balance equals
                 $9,853,435.49.

          (ii)   Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $985,343.55.

          For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                      ANNEX C.1



                                                                                   RATIOS
                                                                                   ------
1.   DELINQUENCY RATIO:

        January Principal Balance 60+ days (net)     =           138,283.90   =      1.04%
     -------------------------------------------             --------------
          January Aggregate Principal Balance                 13,309,741.67


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of November - January Principal Balances
                 Balances 60+ days (net)             =           951,794.37   =      2.24%
     -------------------------------------------             --------------
     Sum of November - January Principal Balances             42,398,864.33


3.   GROSS LOSS RATIO:

     Twelve times the:
        January Principal Balance of Defaulted
              Auto Loans repossessed                 =           205,810.54   =     18.56%
     -------------------------------------------             --------------
         January Aggregate Principal Balance                  13,309,741.67


4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
     Sum of November - January Principal Balances
         of Defaulted Auto Loans repossessed         =           672,847.52    =    19.04%
     -------------------------------------------             --------------
     Sum of November - January Principal Balances             42,398,864.33


5.   ALPI CLAIMS PAYMENT TEST:

          Aggregate Principal Balance of
     ALPI Claims not paid within timeframe           =           586,585.79   =     43.89%
     -------------------------------------------             --------------
        Principal Balance of Eligible Claims                   1,336,339.39

                       MASTER ADMINISTRATOR REPORT

    ---------------------------------------------------------------------


                          NAFCO AUTO TRUST - 2

                 For the March 20, 1998 Distribution Date

                For the period beginning on February 1, 1998
              and ending on February 28, 1998 (the "Due Period")

    ---------------------------------------------------------------------

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section
5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is March 18, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               February 1, 1998 was . . . . . . . . . . . .     .24875488
                                                                ----------

          (b)  The Pool Factor with respect to
               February 28, 1998 was. . . . . . . . . . . .     .23014420
                                                                ----------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of February 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was  . . . . . . . . . . .      $9,254,427.68
                                                                  -------------

          (b)  The Seller Certificate Principal
               Balance as of February 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was . . . . . . . . . . . . . . . . . . . .  $1,028,269.74
                                                                  -------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

          (a)  The Delinquency Ratio is. . . . . . . . . . . . . .         1.03%
                                                                  -------------

          (b)  The Three Month Delinquency Ratio is. . . . . . . .         1.56%
                                                                  -------------

          (c)  The Gross Loss Ratio is . . . . . . . . . . . . . .       *22.82%
                                                                  -------------

          (d)  The Three Month Gross Loss Ratio is . . . . . . . .       *19.24%
                                                                  -------------

          (e)  The percentage of eligible claims on the
               ALPI policy not paid in a timely manner
               is(*).. . . . . . . . . . . . . . . . . . . . . . .       *42.67%
                                                                  -------------

          (f)  The Required Reserve Percentage is. . . . . . . . .        10.00%
                                                                  -------------

          (g)  *Indicates which Required Reserve Event has occured.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS


(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $414,298.94 of claims which are currently in dispute. Such disputed claims represent 30.1% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . .  $   36,157.61
                                                                  -------------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is  . . . . . . . . . . . . . .  $      -0-
                                                                  -------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is . . . . . . . . . . .  $   36,157.61
                                                                  -------------
                                          2

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is . . . . . . . . . . . . . . . . . . . . .  $     -0-
                                                                  -------------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is. . . . . . . . . . . . . . . . . .  $     -0-
                                                                  -------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . .  $     -0-
                                                                  -------------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is . . . . . . .  $   14,338.82
                                                                  -------------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . .  $     -0-
                                                                  -------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is. . . . . .  $   14,338.82
                                                                  -------------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)  The Insurance Reserve Amount as
                    of the first day of the Due Period . . . . .  $  153,025.70
                                                                  -------------

               (ii) The aggregate amount to be withdrawn
                    from the Insurance Reserve Amount,
                    deposited into the Collection Account
                    and applied against the aggregate
                    amount of the Insurance Deductible . . . . .  $    1,924.68
                                                                  -------------

              (iii) The aggregate Insurance Deductible
                    deposited by the Seller into the Cash
                    Reserve Account with respect to Auto
                    Loans acquired . . . . . . . . . . . . . . .  $     -0-
                                                                  -------------

               (iv) The Insurance Reserve Amount as of
                    the end of the Due Period
                    is . . . . . . . . . . . . . . . . . . . . .  $  151,101.02
                                                                  -------------

          (b)  The Available Cash Reserve Amount

               (i)  The Required Cash Reserve Amount
                    (assuming all withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is . . . . . . .  $  925,442.77
                                                                  -------------

               (ii) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (prior to any withdrawals or deposits
                    to be made with respect to the current
                    Distribution Date are made) is . . . . . . .  $  985,343.55
                                                                  -------------

              (iii) The amount to be deposited to
                    (withdrawn from) the Available Cash
                    Reserve Amount with respect to the
                    current Distribution Date is . . . . . . . .  $  (59,900.78)
                                                                  -------------

               (iv) The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to be
                    made with respect to the current
                    Distribution Date are made) is . . . . . . .  $  925,442.77
                                                                  -------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . .  $1,076,543.79
                                                                  -------------


     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . .  $  742.583.60
                                                                  -------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . .  $   86,820.38
                                                                  -------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account and transferred to the Collection
               Account for the Due Period on the
               related Deposit Date was. . . . . . . . . . . . .  $    9,570.15
                                                                  -------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was . . . . . .  $  838,974.13
                                                                  -------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was. . . . . . . . . . . .  $     -0-
                                                                  -------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is. . . . . . . .  $  838,974.13
                                                                  -------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . .  $   36,157.61
                                                                  -------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . .  $     -0-
                                                                  -------------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . .  $   14,338.82
                                                                  -------------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is . . . . .  $   53,984.16
                                                                  -------------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is . . . . . . . . .  $  692,372.87
                                                                  -------------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is . . .  $  746,357.03
                                                                  -------------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is. . . . . .  $     -0-
                                                                  -------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . .  $     -0-
                                                                  -------------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . .  $  (59,900.78)
                                                                  -------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . .  $   75,761.03
                                                                  -------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . .  $   26,260.42
                                                                  -------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is. . . . . . .  $   26,260.42
                                                                  -------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).


          (a)  The Investor Certificate Principal Balance
               as of February 28, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was. . . . . . . . .   $8,562,054.81
                                                                   -------------

          (b)  The Seller Certificate Principal
               Balance as of February 28, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . .   $1,028,269.74
                                                                   -------------


     15.  EVENTS OF ADMINISTRATOR TERMINATION.
          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 18th day of March 1998.


                              NYLIFE SFD Holding INC.
                                as Master Administrator



                              By: /s/ Scott Drath
                                 ----------------------------
                                 Name:  Scott Drath
                                 Title: Vice President

                                   ANNEX A
                                      TO
                          MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1998


                  EVENT OF MASTER ADMINISTRATOR TERMINATION

                                    None

                                    ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                               DATED March 18, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of February 28, 1998 [the close of business on the last day of the Due Period]


               Number of Days      Number of       Aggregate Principal
                 Delinquent        Auto Loans     Balance of Auto Loans
               --------------      ----------     ---------------------
               current (0-29)        1,124            $  7,495,324
                     30 - 59           123                 921,937
                     60 - 89            42                 317,300
                    90 - 120            35                 264,886
                    over 120           648               3,727,262
                                     -----            -------------
               Totals:               1,972            $ 12,726,709
                                     -----
                                     -----

           Aggregate Principal Balance of Defaulted
           Auto Loans at February 28, 1998                    (3,213,315)
                                                             -------------
           Aggregate Principal Balance allocable
           to Certificateholders                             $  9,513,394
                                                             -------------
                                                             -------------


     2.   TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.
          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . $ 686,325.91
                                                                   ------------
          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . $  65,392.36
                                                                   ------------
          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . . $ 751,718.27
                                                                   ------------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                  31                    $242,228.84


     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
          -------------------------------------------------------
               The Certificate Rate is 7%.

         (a) The amount of the aggregate distribution to
             be made on such Distribution Date which
             constitutes interest on the Investor Certificates
             at the Certificate Rate, including any
             Shortfall so allocable stated on the basis of
             $1,000 Initial Principal Amount is.................... $ 1.451070
                                                                    ----------

         (b) The amount of the aggregate distribution
             to be made on such Distribution Date which
             constitutes payments in reduction of principal
             with respect to the Investor Certificate on the
             basis of $1,000 Initial Principal Amount is........... $18.610673
                                                                    ----------

         (c) The total amount of the distribution to be
             made on such Distribution Date to the Investor
             Certificateholders on the basis of $1,000
             Initial Principal Amount is........................... $20.061743
                                                                    ----------

                                    ANNEX C
                                       TO
                          MASTER ADMINISTRATOR REPORT
                              DATED March 18, 1998

          Calculation of Required Cash Reserve Amount as of the March 20, 1998 Distribution Date.

          (i)  The Investor Certificate Principal Balance equals $9,254,427.68.

          (ii) Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $925,442.77.

          For purposes of this Annex C, the following term shall have the following meaning:

     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs:

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs; and

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                      ANNEX C.1



                                                                                   Ratios
                                                                                   ------
1.   DELINQUENCY RATIO:

        February Principal Balance 60+ days (net)    =           131,393.67   =      1.03%
     -------------------------------------------             --------------
          February Aggregate Principal Balance                12,726,709.64


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of December - February Principal Balances
                 Balances 60+ days (net)             =           628,403.10   =      1.56%
     -------------------------------------------             --------------
     Sum of December - February Principal Balances            40,170,954.08


3.   GROSS LOSS RATIO:

     Twelve times the:
        February Principal Balance of Defaulted
              Auto Loans repossessed                 =           242,067.05   =     22.82%
     -------------------------------------------             --------------
         February Aggregate Principal Balance                 12,726,709.64


4.   THREE MONTH GROSS LOSS RATIO:

      Twelve times the:
     Sum of December - February Principal Balances
         of Defaulted Auto Loans repossessed         =           644,194.26    =    19.24%
     -------------------------------------------             --------------
     Sum of December - February Principal Balances            40,170,954.08


5.   ALPI CLAIMS PAYMENT TEST:

           Aggregate Principal Balance of
     ALPI Claims not paid within timeframe           =           587,532.62   =     42.67%
     -------------------------------------------             --------------
        Principal Balance of Eligible Claims                   1,376,978.00

                             MASTER ADMINISTRATOR REPORT

              _________________________________________________________

                                 NAFCO AUTO TRUST - 2

                       For the April 20, 1998 Distribution Date

                      For the period beginning on March 1, 1998
                   and ending on March 31, 1998 (the "Due Period")

             ___________________________________________________________

     The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1995, by and among Auto Funding II, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is an Officer of the Master Administrator.

     4.        The date of this Report is April 16, 1998.

     5.   POOL FACTOR.

          (a)  The Pool Factor with respect to
               March 1, 1998 was. . . . . . . . . . . . . . . . . . .  .23014420
                                                                       ---------

          (b)  The Pool Factor with respect to
               March 31, 1998 was . . . . . . . . . . . . . . . . . .  .21272000
                                                                       ---------

     6. INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (BEGINNING OF DUE PERIOD).

          (a)  The Investor Certificate Principal
               Balance as of March 1, 1998
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was . . . . . . . . . . . . . . $8,562,054.81
                                                                  -------------

          (b)  The Seller Certificate Principal
               Balance as of March 1, 1998 (after
               giving effect to the disbursements
               in reduction of principal, if any, on
               the immediately preceding Distribution
               Date) was. . . . . . . . . . . . . . . . . . . . . $1,028,269.74
                                                                  -------------

     7.   OCCURRENCE OF A REQUIRED RESERVE EVENT

     (a)  The Delinquency Ratio is . . . . . . . . . . . . . . . . . . .   0.96%
                                                                           -----

     (b)  The Three Month Delinquency Ratio is. . . . . . . . . . . . . .  1.01%
                                                                           -----

     (c)  The Gross Loss Ratio is. . . . . . . . . . . . . . . . . . . .  17.57%
                                                                          ------

     (d)  The Three Month Gross Loss Ratio is. . . . . . . . . . . . . . *19.68%
                                                                          ------

     (e)  The percentage of eligible claims on the
          ALPI policy not paid in a timely manner
          is(*). . . . . . . . . . . . . . . . . . . . . . . . . . . . . *42.09%
                                                                          ------

     (f)  The Required Reserve Percentage is . . . . . . . . . . . . . .  10.00%
                                                                          ------

     (g)  * Indicates which Required Reserve Event has occurred.

          SEE ANNEX C.1 FOR RATIO CALCULATIONS

(*) The percentage of claims on the ALPI policy not paid in a timely manner includes $405,311.77 of claims which are currently in dispute. Such disputed claims represent 29.0% of all eligible claims.

     8.   AGGREGATE MONTHLY SERVICING FEE.

          (a)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is. . . . . . . . . . . . . . . . $ 67,635.58
                                                                   -----------

          (b)  The amount of accrued and unpaid
               Monthly Servicing Fees in respect of
               prior Due Periods is . . . . . . . . . . . . . . . $     -0-
                                                                  ------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is. . . . . . . . . . . . .$ 67,635.58
                                                                   -----------

     9.   AGGREGATE MONTHLY SUBROGATION AMOUNT.

          (a)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is. . . . . . . . . . . . . . . . . . . . . . $  -0-
                                                                  ---------

          (b)  The amount of accrued and unpaid Monthly
               Subrogation Amount in respect of prior
               Due Periods is . . . . . . . . . . . . . . . . . . $  -0-
                                                                  ---------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is . . . . . . $  -0-
                                                                  ---------

     10.  AGGREGATE MONTHLY ADMINISTRATOR FEE.

          (a)  The Monthly Administrator Fee owing
               on the related Distribution Date is  . . . . . . . . $15,017.03
                                                                    ----------

          (b)  The amount of accrued and unpaid
               Monthly Administrator Fees in respect
               of prior Due Periods is . . . . . . . . . . . . . . .$    -0-
                                                                    ------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is . . . . . . . $15,017.03
                                                                    ----------

     11.  THE CASH RESERVE ACCOUNT.

          (a)  The Insurance Reserve Amount/The Insurance
               Deductible

               (i)    The Insurance Reserve Amount as
                      of the first day of the Due Period . . . . . . $151,101.02
                                                                     -----------

               (ii)   The aggregate to be withdrawn
                      from the Insurance Reserve Amount,
                      deposited into the Collection Account
                      and applied against the aggregate
                      amount of the Insurance Deductible . . . . . $   61,193.77
                                                                   -------------

               (iii)  The aggregate Insurance Deductible
                      deposited by the Seller into the Cash
                      Reserve Account with respect to Auto
                      Loans acquired . . . . . . .  . . . . . . .$      0
                                                                 ---------------

               (iv)   The Insurance Reserve Amount as of
                      the end of the Due Period is . . . . . . . $     89,907.25
                                                                 ---------------

          (b)  The Available Cash Reserve Amount

               (i)    The Required Cash Reserve Amount
                      (assuming all withdrawals or deposits to
                      be made with respect to the current
                      Distribution Date are made) is . . . . . . . $  856,205.48
                                                                   -------------

               (ii)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (prior to any withdrawals or deposits
                      to be made with respect to the current
                      Distribution Date are made) is . . . . . . . $  925,442.77
                                                                   -------------

               (iii)  The amount to be deposited to
                      (withdrawn from) the Available Cash
                      Reserve Amount with respect to the
                      current Distribution Date is . . . . . . . . $ (69,237.29)
                                                                   -------------

               (iv)   The Available Cash Reserve Amount
                      available for deposit to the Collection
                      Account on the related Deposit Date
                      (after any withdrawals or deposits to be
                      made with respect to the current
                      Distribution Date are made) is . . . . . . . $  856,205.48
                                                                   -------------

          (c)  The total Cash Reserve Account as of the
               end of the Due Period (after giving effect
               to the deposits and withdrawals in (a) and
               (b) above) is . . . . . . . . . . . . . . . . . . . $  946,112.73
                                                                   -------------

     12.  AVAILABLE FUNDS.

          (a)  The amount of Available Funds with
               respect to the related Due Period was . . . . . . . $  969,266.93
                                                                   -------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was. . . . . . . . . . . . . . . $   75,761.03
                                                                   -------------

          (c)  Interest earned on and retained in the
               Collection Account and interest earned
               on the Cash Reserve Account and
               transferred into the Collection Account
               for the Due Period on the related
               Deposit Date was . . . . . . . . . . . . . . . . . .$    8,764.58
                                                                   -------------

          (d)  Total distributable funds with respect
               to the related Due Period [a+b+c] was. . . . . . . .$1,053,792.54
                                                                   -------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was . . . . . . . . . . . . .$     -0-
                                                                   -------------

          (f)  The amount of Available Funds and
               interest earned on the Collection
               Account remaining after the purchase
               of additional Auto Loans with respect
               to the related Due Period [d-e] is . . . . . . . . .$1,053,792.54
                                                                   -------------

     13. DISBURSEMENTS TO BE MADE ON THE RELATED DISTRIBUTION DATE. The Certificate Rate is 7.00%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the Servicer
               on such Distribution Date is. . . . . . . . . . . . . $ 67,635.58
                                                                     -----------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution date is. . . . . . . . . . . . . . . .$   -0-
                                                                  -----------

          (c)  The amount of the Monthly Administrator
               Fee to be paid to the Master Administrator
               on such Distribution Date is. . . . . . . . . . . . . $15,017.03
                                                                     ----------

          (d)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Investor
               Certificates at the Certificate Rate,
               including any Shortfall so allocable is. . . . . . ..$49,945.32
                                                                    ----------

          (e)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes payments in
               reduction of principal with respect
               to the Investor Certificates is  . . . . . . . . .$648,232.49
                                                                 -----------

          (f)  The total amount of the distribution
               to be made on such Distribution Date
               to the Investor Certificateholders [d+e] is. . . .$698,177.81
                                                                 -----------

          (g)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes interest on the Seller
               Certificate at the Certificate Rate is . . . .$   5,998.24
                                                             ------------

          (h)  The amount of the aggregate distribution
               to be made on such Distribution Date
               which constitutes a reduction of principal
               with respect to the Seller Certificate is . . . . $148,956.15
                                                                 -----------

          (i)  The amount to be deposited (withdrawn) to
               the Cash Reserve Account is . . . . . . . . . . . $ (69,237.29)
                                                                 -------------

          (j)  The amount to be retained in the
               Collection Account with respect to
               the Partial Payment Amount is . . . . . . . . . . $   80,472.02
                                                                 -------------

          (k)  The amount to be disbursed to the
               Seller Certificateholder (other than the
               amounts referred to in (g) and (h)) is. . . . . . $  106,773.00
                                                                 -------------

          (l)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is . . . . . . .$  261,727.39
                                                                 -------------

     14.  INVESTOR AND SELLER CERTIFICATE PRINCIPAL BALANCE (END OF DUE PERIOD).

          (a)  The Investor Certificate Principal Balance
               as of March 31, 1998 (after giving
               effect to the disbursements in reduction
               of principal, if any, on the immediately
               preceding Distribution Date) was . . . . . . . . .$7,913,822.32
                                                                 -------------

          (b)  The Seller Certificate Principal
               Balance as of March 31, 1998 (after
               giving effect to the disbursements in
               reduction of principal, if any, on the
               related Distribution Date) was. . . . . . . . . . $  879,313.59
                                                                 -------------

     15.  EVENTS OF ADMINISTRATOR TERMINATION.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 16th day of April 1998.


                              NYLIFE SFD Holding INC.
                                as Master Administrator



                              By: /s/ Scott Drath
                                 -----------------------------------------
                                 Name:  Scott Drath
                                 Title: Vice President

                                       ANNEX A
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED April 16, 1998


                     EVENT OF MASTER ADMINISTRATOR TERMINATION

                                        None

                                       ANNEX B
                                          TO
                             MASTER ADMINISTRATOR REPORT
                                 DATED April 16, 1998


          In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   AGGREGATE PRINCIPAL BALANCE OF THE AUTO LOANS.

          As of March 31, 1998 [the close of business on the last day of the Due Period]

               Number of Days        Number of            Aggregate Principal
                 Delinquent          Auto Loans          Balance of Auto Loans
               --------------        ----------          ---------------------
               current (0-29)            1,145                  $ 7,411,569
                  30 - 59                   65                      491,216
                  60 - 89                   31                      204,260
                  90 - 120                  32                      209,038
                  over 120                 623                    3,531,814
                                        ------                 ------------
               Totals:                   1,896                  $11,847,897
                                        ------
                                        ------

             Aggregate Principal Balance of Defaulted
             Auto Loans at March 31, 1998                        (3,054,761)
                                                                 -----------

             Aggregate Principal Balance allocable
             to Certificateholders                               $ 8,793,136
                                                                 -----------
                                                                 -----------

2.        TOTAL AMOUNTS COLLECTED DURING THE DUE
          PERIOD AND DEPOSITED INTO THE COLLECTION ACCOUNT.

          (a)  The total amount of Payments collected
               on the Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . .$676,021.90
                                                                    -----------

          (b)  The total amount of Recoveries on
               Defaulted Auto Loans collected on the
               Auto Loans and deposited into the
               Collection Account for the Due Period was . . . . . . $227,340.27
                                                                     -----------

          (c)  The total amounts collected on the Auto
               Loans and deposited into the Collection
               Account for the Due Period was [a+b]. . . . . . . . . $903,362.17
                                                                     -----------

     3.   DEFAULTED AUTO LOANS.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of            Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                    21                   $150,388.59

     4.   THE INFORMATION SPECIFIED IN ITEM 13(d) THROUGH (f)
          STATED ON THE BASIS OF $1,000 INITIAL PRINCIPAL AMOUNT.
                      The Certificate Rate is 7%

         (a)   The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is  . . . . . . .$       1.342508
                                                                 ---------------

         (b)   The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is . . . .$    17.424199
                                                                   -------------

         (c)   The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is . . . . . . . . . . . .$    18.766707
                                                                   -------------

                                      ANNEX C
                                         TO
                            MASTER ADMINISTRATOR REPORT
                                DATED April 16, 1998

          Calculation of Required Cash Reserve Amount as of the April 20, 1998 Distribution Date.

          (i)    The Investor Certificate Principal Balance equals
                 $8,562,054.81.

          (ii)   Required Reserve Percentage equals 10%.

          (iii) The Required Cash Reserve Amount equals (the product of (i) and (ii)) $856,205.48.

          For purposes of this Annex C, the following term shall have the following meaning:


     "REQUIRED RESERVE PERCENTAGE" MEANS:

          (a) for any Payment Date on which there is not an uncured Reserve Requirement Event, 5%;

          (b) if the Three-Month Delinquency Ratio for any Due Period exceeds 4% (a "Three Month Delinquency Test"), the
               Required Reserve Percentage on each succeeding Payment
               Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of a Three Month Delinquency Test, the Three Month Delinquency Ratio is less than 4% (a "Three Month Delinquency Cure"), the provisions of this clause (b) shall no longer apply until another Three Month Delinquency Test occurs;

          (c) if the Delinquency Ratio for any Due Period exceeds 6% (a "Delinquency Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the less than 6% (a "Delinquency Cure"), the provisions of this clause (c) shall no longer apply until another Delinquency Test occurs;

          (d)  if the Gross Loss Ratio for any Due Period exceeds 18%
               (a "Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided, however, that if, for any Due Period following the third Due Period following the occurrence of the Loss Test, the Three Month Gross Ratio is less than 18% (a "Loss Cure"), the provisions of this clause (d) shall no longer apply until another Test occurs;

          (e) if the Three-Month Gross Loss Ratio for any Due Period exceeds 14.5% (a "Three Month Loss Test"), the Required Reserve Percentage on each succeeding Payment Date shall be 10%; provided however, that if, for any Due Period following the occurrence of a Three Month Loss Test, the Three Month
               Gross Loss Ratio is less than 14.5% (a "Three Month
               Loss Cure"), the provisions of this clause (e) shall no longer apply until another Three Month Loss Test occurs.

          (f) if 20% of more of eligible claims of the Auto Loans Protection Policy are not paid by the Insurance Companies within the time specified therein, the Required Reserve Percentage on each succeeding Payment Date shall be 10% as of the close of business on the last day of the preceding Due Period.

                                      ANNEX C.1


                                                                                    Ratios
                                                                                    ------
1.   DELINQUENCY RATIO:

        March Principal Balance 60+ days (net)       =           114,088.90   =      0.96%
     ---------------------------------------------          ---------------
          March Aggregate Principal Balance                   11,847,897.34


2.   THREE MONTH DELINQUENCY RATIO:

     Sum of January - March Principal Balances
               Balances 60+ days (net)               =           383,766.47   =      1.01%
     ----------------------------------------------         ---------------
       Sum of January - March Principal Balances              37,884,348.65


3.   GROSS LOSS RATIO:

     Twelve times the:
        March Principal Balance of Defaulted
              Auto Loans repossessed                 =           173,518.84   =     17.57%
     ----------------------------------------------         ---------------
          March Aggregate Principal Balance                   11,847,897.34


4.   THREE MONTH GROSS LOSS RATIO:

     Twelve times the:
       Sum of January - March Principal Balances
          of Defaulted Auto Loans repossessed        =           621,396.43   =     19.68%
     ----------------------------------------------         ---------------
       Sum of January - March Principal Balances              37,884,348.65


5.   ALPI CLAIMS PAYMENT TEST:

          Aggregate Principal Balance of
       ALPI Claims not paid within time frame        =           589,049.51   =     42.09%
     ----------------------------------------------         ---------------
          Principal Balance of Eligible Claims                 1,399,414.27